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  As filed with the Securities and Exchange Commission on September 18, 2000.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: September 5, 2000
                        (Date of earliest event reported)


                          TANGIBLE ASSET GALLERIES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                         0-27121                 88-0396772
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                 3444 Via Lido, Newport Beach, California, 92663
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 566-0021

                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 21, 2000, Tangible Asset Galleries, Inc. ("Tangible") and Gavelnet.com, Inc. ("Gavelnet.com") executed and delivered an Agreement and Plan of Reorganization (the "Merger Agreement") that provided for a newly-formed subsidiary of Tangible to merge with and into Gavelnet.com. On September 5, 2000, Tangible terminated the Merger Agreement because certain conditions precedent to closing had not been fulfilled. The press release attached as
Exhibit 99.1 was publicly disseminated to announce the termination.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

         None.

         (b)      Pro Forma Financial Information.

         None.

         (c)      Exhibits.

99.1     Press Release dated September 18, 2000

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on September 18, 2000.

                                        TANGIBLE ASSET GALLERIS, INC.


                                        By /S/ Paul Biberkraut
                                           ---------------------------------
                                           Paul Biberkraut
                                           Chief Financial Officer

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                                INDEX TO EXHIBITS

The following exhibits are filed with the Current Report on Form 8-K.

Exhibit No.                Description

99.1                       Press Release dated September 18, 2000